GTB-3550 TriKE™ safely activates and delivers IL-15 to NK cells, but not T cells, in immune suppressed patients with advanced myeloid malignancies, a novel paradigm exportable to solid tumors expressing HER2 or B7H3

J. Miller[1], E. Warlick[1], D. Vallera[2], R. Wangen[3], N. Zorko[4], P. Hinderlie[1], D. Lewis[1], M. Felices[1]; [1]Medicine, Masonic Cancer Center – University of Minnesota, Minneapolis, MN, United States of America, [2]Radiation Oncology, Masonic Cancer Center – University of Minnesota, Minneapolis, United States of America,[3]Masonic Cancer Center, Masonic Cancer Center – University of Minnesota, Minneapolis, MN, United States of America,[4]Hematology, Oncology and Transplantation, University of Minnesota, Minneapolis, United States of America

Masonic Cancer Center
University of Minnesota
Comprehensive Cancer Center designated by the National Cancer Institute

Disclosures

- GT BioPharma
  - SAB, Research Support, Consulting, Stock options
- Fate Therapeutics
  - Research Support, Consulting, Stock options
- OnkImmune, Nektar
  - SAB
- Vycellix
  - Consulting, Stock options

Allogenic NK Cell Adoptive Transfer: Two Decades and Hundreds of Patients



Relapsed/refractory AML
PB Apheresis
Cy 60 mg/kg x 2
Flu 25 mg/m^2 x 5
Surge IL-15
NK-enriched product
CD3/CD19-depletion
Overnight IL-2 or IL-15

[1]Miller et al, Blood, 2005; [2]Bachanova et al, Blood 2014; [3]Cooley et al, Blood Advances 2019

Allogenic NK Cell Adoptive Transfer: Two Decades and Hundreds of Patients


PB
Apheresis
Relapsed/refractory AML
NK-enriched
product
CD3/CD19-depletion
Overnight IL-2 or IL-15
Cy 60 mg/kg x 2
Flu 25 mg/m² x 5
Surge IL-15
Lessons learned: More specificity is needed
– NK Cell
CD16
Anti-CD16
IL-15 Linker
Cancer Cell Binder
TriKE
Cancer Cell Target
– Cancer Cells

[1]Miller et al, Blood, 2005; [2]Bachanova et al, Blood 2014; [3]Cooley et al, Blood Advances 2019

Replacement Of scFv With Camelid VHH Single Domain Sequences


antigen
VL
CL
VH
CH2
Fc
CH3
Conventional Ab
antigen
VHH
CH2
Fc
CH3
Camelid HCAb
VHH
antigen
VHH or Nanobody




αCD16
V_{HH}
αCD33
V_H
V_L
IL-15

Efficient



camTriKE better activates NK Cells but not T Cells


%Proliferated NK cells
100
50
0
***
NT
rhIL15 0.5 nM
scFv16-m15-33 0.5 nM
cam16-wt15-33 0.5 nM
%Proliferated T cells
100
50
0
**
NT
rhIL15 0.5 nM
scFv16-m15-33 0.5 nM
cam16-wt15-33 0.5 nM

2nd Generation TriKE Function In Vivo



NT, scFv16-m15-33, or cam16-wt15-33 (IP)
275 cGy
NSG
-3
0
7
14
21
IV HL-60luc 0.75x10^6
IV NK Cells 1x10^6
BLI (tumor load)
Harvest (NK cell numbers)



Radiance (p/s)
10^11
10^10
10^9
10^8
10^7
10^6
***
**
*
~130-fold change
~12-fold change
Tumor Only
scFv16-m15-33-90 μg
cam16-wt15-33-90 μg
scFv16-m15-33-30 μg
cam16-wt15-33-30 μg
scFv16-m15-33-10 μg
cam16-wt15-33-10 μg



NK Cell events in 100 μl of blood
10000
1000
100
10
1
**
*
scFv16-m15-33-90 μg
cam16-wt15-33-90 μg
scFv16-m15-33-30 μg
cam16-wt15-33-30 μg
scFv16-m15-33-10 μg
cam16-wt15-33-10 μg

Cam16/IL15/scFv HER2 TriKE Highly Effective Against Ovarian


No Treatment
CAM16
IL15
CAM1615HER2
0 Hr.
24 Hr.
48 Hr.
72 Hr.


275 cGy
CAM1615HER2 or Control TriKE (IP)
CAM1615HER2 or Control TriKE IP (MWF)
NSG
-3
0
7
14
60
BLI (tumor load)
IP SKOV-3/luc 0.2x10⁶
IP NK Cells 1x10⁶
Control TriKE
No Treatment
CAM1615HER2 TriKE


SKOV3/Luc, Human NK Cells
Proportion Remaining
Days
CAM1615HER2
No Treatment
*
1.0
0.8
0.6
0.4
0.2
0.0
20
30
40
50
60
70
80

cam1615camB7H3 TriKE Pan Solid Tumor Targeting



B7H3+
Tumor
cam
IL15
cam
His tag
PE



Percent CD107a+ NK Cells
Percent NK Cells
80
60
40
20
0
*
NK only
NK+WT
NK+KO
NK WT 3nM IL-15
NK KO 3nM IL-15
NK WT 3nM TriKe
NK KO 3nM TriKE
Treatment Condition



Percent IFN-gamma+ NK Cells
Percent NK Cells
40
30
20
10
0
*
NK only
NK+WT
NK+KO
NK WT 3nM IL-15
NK KO 3nM IL-15
NK WT 3nM TriKe
NK KO 3nM TriKE
Treatment Condition



BT-12 (Atypical Teratoid/Rhabdoid)
Normalized To Mode
B7H3 KO
B7H3 WT
PE anti-His



Tumor Alone
Tumor+ NK
Tumor+ NK+TriKE
0 hrs
48 hrs
96 hrs

IncuCyte-based killing assay. 20,000 OVCAR8-GFP cells were allowed to form a spheroid over 3 days, and then 40,000 NK were added alone or with B7H3 TriKE.

Team Science

University of Minnesota

Laboratory	**Faculty/MDs**	**GMP Facility**
Martin Felices	Mark Juckett	David McKenna, MD
Daniel Vallera	Daniel J Weisdorf	Darin Sumstad
Frank Cichocki	John Wagner	Diane Kadidlo
Nick Zorko	Bruce Blazar	William Sharkey
Bruce Walcheck	Claudio Brunstein	Andy Sicheneder
Aimee Merino	Veronika Bachanova	
Bin Zhang	Melissa Geller	
Todd Lenvik	Joseph Maakaron	
Zachary Davis		
Pippa Kennedy		
Upasana Arvinda		
Emily Chiu		
Jake Myers		

GT BIOPHARMA